EXHIBIT 10.90


                                LICENSE AGREEMENT

                                      among

                       DIANE VON FURSTENBERG STUDIO, L.P.


                             INTER PARFUMS USA, LLC

                                       and

                               INTER PARFUMS, INC.


                                Dated 29 May 2002

EXHIBIT 10.90


                                LICENSE AGREEMENT


         AGREEMENT made this 29th day of May, 2002, among Diane Von Furstenberg Studio, L.P., a Connecticut limited partnership ("Licensor"), with its offices at Cloudwalk Farm, Aspetuck Road, New Milford, CT 06776; INTER PARFUMS USA, LLC, a New York limited liability company ("Licensee"), with its offices at 551 Fifth Avenue, New York, New York 10176; and INTER PARFUMS, INC., a Delaware corporation ("Guarantor"), with its offices at 551 Fifth Avenue, New York, NY 10176.

                              W I T N E S S E T H:

         WHEREAS, Licensee, a wholly-owned subsidiary of Guarantor, has the ability, knowledge and experience to create, develop, manufacture, produce, market, distribute and sell fragrances and cosmetics in the Territory, as hereinafter defined; and

         WHEREAS, Licensor and Licensee have negotiated the terms pursuant to which Licensee will create, develop, manufacture, produce, market, distribute and sell the Products, as hereinafter defined, upon the terms and conditions as stated herein.

         NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 AFFILIATES. An "Affiliate," in the case of Licensor, shall mean an entity or person which directly or indirectly controls or is controlled by or is under common control with Licensor, and, in the case of Licensee, shall mean an entity or person which directly or indirectly controls or is controlled by or is under common control with Licensee.

         1.2 ANNUAL PERIOD. The first "Annual Period" shall commence on the Effective Date, as hereinafter defined, and continue until 31 December 2004, which consists of eighteen (18) months for product development and thirteen (13) months of marketing and sales. Thereafter, each succeeding twelve (12) month period commencing on each January 1st during the term of this Agreement shall be a new Annual Period.

         1.3 AUTHORIZED CHANNELS OF DISTRIBUTION. The term "Authorized Channels of Distribution" shall mean, with respect to:

         (a) Mass Market Products, as hereinafter defined, all mass market wholesalers and retailers such as mass merchandisers, drug store chains, specialty store chains and supermarket chains; and

         (b) Prestige Products, as hereinafter defined, those upscale retail outlets, specialty stores, and department stores which have a prestige level greater than J.C. Penney (by way of illustration, as of the Effective Date, Saks Fifth Avenue, Neiman Marcus, Bergdorf Goodman, Scoop and Henri Bendel would be within the Authorized Channels of Distribution for Prestige Products and Sears would not.)

         1.4 EFFECTIVE DATE. "Effective Date" shall mean June 1, 2002.

         1.5 LICENSED MARKS. "Licensed Marks" shall mean the trademarks in any form or embodiment thereof, as set forth in SCHEDULE 1.5.

         1.6 NET SALES. "Net Sales" shall mean the invoiced amount of Products shipped or sold by Licensee or any of its Affiliates, to a non-Affiliate, less the following deductions: (i) returns; (ii) customary trade and quantity discounts, and customary allowances (including store sales commissions, but not including advertising allowances); and (iii) freight (to the extent separately stated on such invoice).

         1.7 MASS MARKET PRODUCTS. "Mass Market Products" shall mean all Products, as hereinafter defined, which are sold under the "Tatiana" Licensed Mark or under any New Marks, as hereinafter defined, used for similarly priced or lower priced Products.

         1.8 NEW MARKS. "New Marks" shall mean such additional trademarks, if any, other than the Licensed Marks, registered in the name of Licensor or an Affiliate of Licensor for use in connection with the marketing, distribution and sale of Products, in accordance with the agreement of both parties.

         1.9 PRESTIGE PRODUCTS. "Prestige Products" shall mean all Products, as hereinafter defined, which are sold under the "Diane Von Furstenberg" or the "DVF" Licensed Mark, or under any New Marks used for similarly priced or higher priced Products.

         1.10 PRODUCTS. "Products" shall mean any and all products for men, women and children approved for such use by Licensor and using a Licensed Mark or a New Mark in any one or more of the following three (3) categories: (i) fragrance and bath and body products (including perfume, eau de toilette, eau de cologne and deodorants), (ii) skin care and (iii) color cosmetics.

         1.11     TERRITORY.  "Territory" shall mean the world.

                                   ARTICLE II

                              GRANTS AND COVENANTS

         2.1      GRANT OF RIGHTS; BEST EFFORTS OF LICENSEE.

         (a) Subject to the terms and conditions hereof, Licensor hereby grants to Licensee the exclusive right, from the Effective Date until termination or expiration of this Agreement, to create, develop, manufacture, produce, market, distribute and sell the Products in the Territory, and Licensee agrees to use its best efforts, consistent with good business practices, to create,


* Excised.

develop, manufacture, produce, market, distribute and sell the maximum amount of Products in the Territory.

         (b) Licensee shall distribute and sell Mass Market Products and Prestige Products solely through Authorized Channels of Distribution for each such respective Product group.

         (c) Licensee shall have the fragrance oil of Prestige Products developed in France.

         2.2 RETENTION OF RIGHTS. Licensor shall retain any and all rights whatsoever not expressly granted herein.

         2.3 PROHIBITED ACTION. Licensee covenants and agrees that it shall not engage in any acts or conduct and shall not make any statement which can reasonably be expected to have an adverse affect on the business, financial condition or reputation of Licensor, any of the Licensed Marks or any of the New Marks.

         2.4 RELATIONSHIP OF LICENSOR AND LICENSEE. Each of Licensee and Licensor shall be an independent contractor and not be considered an agent of the other. Under no circumstances shall either Licensee or Licensor have, or claim to have, power of decision in any activities on behalf of the other, except as specifically set forth herein.

         2.5 DISTRIBUTION. Licensee shall have the right to enter into distribution agreements (the "Distribution Agreements") with distributors ("Distributors") for the distribution (but not the manufacture) of the Products in the Territory on the following conditions:

         (a)  Licensee  remains   primarily   obligated  under,  and  each  such
Distributor agrees in writing to be bound by, this Agreement; and

         (b) each Distribution Agreement will be subject to the approval of Licensor.

         2.6 LICENSOR'S RIGHTS. Licensor shall have the right to sell the Products on its web site (the "Web Site"), in its free standing retail stores and in its outlet stores, PROVIDED THAT Licensor purchases Products solely from Licensee. All purchases of Products by said retail stores, by said outlet stores and by the Web Site shall be on the terms agreed to by such customers with Licensee, except that, in consideration of the license granted by Licensor hereunder, the price to be paid shall be equal to the Licensee's suggested retail price of such Products less _____*, otherwise, the terms shall be no less favorable to the retail stores, the outlet stores and the Web Site than the best terms offered by Licensee to any other retail customer of Products.

         2.7 LICENSOR'S REPUTATION. In the event Licensor has a good faith belief that its reputation has been tarnished solely as the result of the sale of Mass Market Products, then in such event, at the option of Licensor, exercisable by written notice to Licensee, Licensee shall no longer use or have the right to use the name Diane Von Furstenberg in any manner in connection with the marketing, distribution, promotion or sale of Mass Market Products, with the exception of the existing inventory, work in progress, components and component purchase orders that Licensee cannot cancel without incurring a penalty; and upon such notice, notwithstanding anything to contrary contained in this Agreement, any and all future Minimum Net Sales


* Excised.

Requirements, minimum Advertising requirements, and Minimum Annual Royalty requirements shall immediately become void and of no further force and effect, without any further action by either Licensor or Licensee.

                                   ARTICLE III

                  APPROVALS OF LICENSOR; PRODUCT DEVELOPMENT,
                       MANUFACTURING, SALES AND MARKETING

         3.1 APPROVALS. Whenever approval of Licensor is required under this Agreement, it shall not be unreasonably withheld or delayed, and once provided, shall not be withdrawn. Any attempted withdrawal of approval previously provided shall be of no force and effect. Notices denying approval shall set forth, in reasonably appropriate detail, the reasons for the denial.

         3.2 TIME FOR APPROVAL. Whenever approval of Licensor is required under this Agreement, Licensee shall notify Licensor fifteen (15) days before such approval is due. If such approval is not granted within such fifteen (15) day period, then Licensee may give Licensor a second notice requesting approval. If such approval is not denied by Licensor within an additional three (3) business days after such second notice from Licensee requesting approval is received by Licensor, it shall be deemed approved.

         3.3 PRODUCT CONCEPT AND CREATION. Licensee shall, at its expense, create and develop the Products, which shall be subject to the approval of Licensor at each stage of production; and Licensee shall provide notice to Licensor at each stage of production, as follows:

          o    Product concept,
          o    bottle design and styling,
          o    development and choice of fragrance,
          o    development and choice of packaging,
          o    choice of the Product name.

         3.4 PRODUCTION AND MANUFACTURING OF PRODUCTS.

         (a) Subject to the other provisions of this Agreement, Licensee shall retain complete control of all stages of manufacturing and production of Products; and Licensee shall have the right to select subcontractors to supply components (fragrances, oils, molds, caps, pumps, boxes, packing, labels, ETC.), and filling and packaging services. In furtherance thereof, Licensee shall have the right to subcontract with third parties any or all of the development and manufacturing of the Products. Licensee shall use reasonable efforts to insure that all of its subcontractors for Products shall not sell Products produced by them other than to Licensee and also shall not to use any child labor in connection with the production of Products or violate any labor laws in connection therewith.

         (b) Licensee shall provide Licensor, for verification purposes, with samples of the Products before production for commercial distribution. Licensee further undertakes to distribute, market and sell only Products in conformity with the prototype approved by Licensor.

* Excised.

         (c) The contents and workmanship of the Products shall be at all times of high quality, consistent with the reputation, image and prestige of Licensor and of the Licensed Marks. The Products and all packaging and labeling shall comply with all applicable laws and regulations.

         (d) Licensee agrees to launch its first Prestige Product not later than eighteen (18) months from the Effective Date.

         3.5 MARKETING, ADVERTISING AND PROMOTION.

         (a) Licensee shall create and produce all marketing, advertising and promotion for the Prestige Products (collectively "Advertising"). Advertising shall consist of media expense (E.G., magazines, newspapers, radio, ETC.); point-of-sale materials (E.G., shop windows, displays, stands, blotter cards, banners, gifts with purchase programs, samples, miniatures, testers, ETC.); and public relations and promotional expenses such as co-operative advertising and trade advertising. All of the foregoing shall be subject to the approval of Licensor.

         (b) Licensee, jointly with its Distributors, shall spend on Advertising of Prestige Products during each Annual Period, not less than ________* percent of Net Sales of Prestige Products during such Annual Period. Licensee shall have no obligation to spend any sums on Advertising for Mass Market Products.

         (c) Each of Licensee and Licensor covenants and agrees with the other that, in order to assist with marketing and promotion of the Products, each shall make available to the other any and all artwork, prints, forms and the like relating to the Licensed Mark that it has in its possession or to which it has access.

         3.6 GIFTS WITH PURCHASE PROMOTIONS. In connection with its marketing of the Products, Licensee shall develop gift with purchase promotions, wherein the items used as the gift components of the promotions are items not constituting Products, but which bear a Licensed Mark. Gift with purchase promotions shall be subject to the approval of Licensor. Licensor shall have the right to purchase Products from Licensee at a price to be agreed upon for use by Licensor as gifts with purchase in connection with promotions of other products of Licensor.

         3.7 MINIMUM NET SALES REQUIREMENTS. Licensee agrees to fulfill the minimum Net Sales requirements set forth in SCHEDULE 3.7 hereof ("Minimum Net Sales Requirements").

         3.8 CLOSE-OUTS. Licensee shall have the right to sell discontinued lines of Products at close-out prices, PROVIDED THAT, such sales are made solely to customers not within the Authorized Channels of Distribution.

                                   ARTICLE IV

                           INDEMNIFICATION; INSURANCE

         4.1 BY LICENSEE. Licensee hereby agrees to indemnify and hold harmless Licensor, and its Affiliates, officers and directors from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject whether as a result

* Excised.

of any third party claim or otherwise (including any action, suit or proceeding among Licensor, Licensee and any indemnified person, whether on account of this contract or otherwise), and to reimburse each such person so indemnified for any legal fees, costs and expenses (including the cost of any investigation and preparation) reasonably incurred by them or any of them in connection with any claim or litigation, whether or not resulting in any liability, insofar as such losses, claims, damages, liabilities, or litigation arises out of or are based upon any breach of warranty or representation by Licensee or the failure by Licensee to fulfill any covenant, agreement or condition contained herein.

         4.2 BY LICENSOR. Licensor hereby agrees to indemnify and hold harmless Licensee, and its Affiliates, officers and directors from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject whether as a result of any third party claim or otherwise (including any action, suit or proceeding among Licensee, Licensor and any indemnified person, whether on account of this contract or otherwise), and to reimburse each such person so indemnified for any legal fees, costs and expenses (including the cost of any investigation and preparation) reasonably incurred by them or any of them in connection with any claim or litigation, whether or not resulting in any liability insofar, as such losses, claims, damages, liabilities, or litigation arises out of or are based upon any breach of warranty or representation by Licensor or the failure by Licensor to fulfill any covenant, agreement or condition contained herein.

         4.3 NOTICE OF AND DEFENSE AGAINST CLAIMS. Promptly after receipt by an indemnified party under ARTICLE 4.1 or ARTICLE 4.2 above of notice of the making of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party, send notice thereof to the indemnifying party; but the omission to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this section. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under ARTICLE 4.1 or ARTICLE 4.2 for any legal fees, costs, or expenses subsequently incurred directly by the indemnified party after the date such notice is given by such indemnified party in connection with the defense thereof for other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any claim or action pursuant to this ARTICLE IV effected without the prior written consent of such indemnifying party; PROVIDED, HOWEVER, that if the indemnifying party does not consent to a settlement, the indemnified party may nevertheless settle, unless the indemnifying party secured the indemnified party against loss to the indemnified party's reasonable satisfaction.

         4.4 INSURANCE. Licensee covenants and agrees with Licensor to maintain at its own expense, a vendor broad form product liability insurance policy in the face amount of not less than U.S.$3,000,000.00. Such insurance policy of Licensee shall name Licensor as an additional insured, and shall provide for not less than thirty (30) days' prior written notice to both parties of the cancellation or substantial modification thereof. Licensee shall deliver a certificate of such insurance to Licensor promptly upon issuance of said insurance policy and, from time to time

*Excised.

upon reasonable request by Licensor, Licensee shall promptly furnish to Licensor evidence of the maintenance of said insurance policy. Nothing contained in this
ARTICLE 4.4 shall be deemed to limit, circumscribe or affect in any way the indemnification provided for in this ARTICLE IV. If Licensee fails to deliver to Licensor proof of the issuance of such a policy or its renewal, then Licensor may obtain such policy and shall be reimbursed by Licensee forthwith for the cost thereof.

         4.5  SURVIVAL.   The  provisions  of  this  ARTICLE  IV  shall  survive
termination of this Agreement.

                                    ARTICLE V

                          TRADEMARKS, TRADE DRESS, ETC.

         5.1 TRADEMARKS.

         (a) Licensor warrants and represents to Licensee that Licensor is the owner of all right, title and interest in and to the registrations of the Licensed Marks in International Class 3 in the jurisdictions set forth in the annexed SCHEDULE 5.1, and Licensor has no knowledge that the Licensed Marks infringe upon any other trademark. The rights granted Licensee in this Agreement are exclusive and have not been granted to any third party. Licensee acknowledges that Licensor is the owner of all right, title and interest in and to the Licensed Marks and is also the owner of the goodwill attached or which shall become attached to the Licensed Marks in connection with the business and good will in relation to which the same have been, are or shall be used. Sales by Licensee shall be deemed to have been made by Licensor for purposes of trademark registration and all uses of the Licensed Marks by Licensee shall inure to the benefit of Licensor.

         (b) At Licensor's request, Licensee shall execute any documents, including registered user agreements, reasonably required by Licensor to confirm Licensor's ownership of all rights in and to the Licensed Marks in each jurisdiction in the Territory and the respective rights of Licensor and Licensee pursuant to this Agreement. Licensee shall cooperate with Licensor in connection with the filing and prosecution by Licensor of applications in Licensor's name to register the Licensed Marks for Products in each jurisdiction in the Territory and the maintenance and renewal of such registrations as may issue. For each Licensed Mark, Licensor shall bear the first ______* in costs and expenses associated with such filings, and Licensee shall bear the excess costs, if any. Licensee shall not use any Licensed Mark, nor may any Products bearing such Licensed Mark be advertised, marketed or offered for sale in any country where such Licensed Mark has not been registered in International Class 3 or an application for such registration has not been filed.

         (c) Licensee covenants and agrees with Licensor that Licensee and its Affiliates shall use the Licensed Marks in each jurisdiction in the Territory in compliance with the legal requirements in such jurisdiction. Neither Licensee nor its Affiliates shall challenge Licensor's ownership of or the validity of any Licensed Mark or any New Mark or any application for registration thereof, or any trademark registration thereof, or any rights of Licensor therein; and this obligation shall survive the expiration or termination of this Agreement.

*Excised.

         (d) Licensor agrees that at the request and expense of Licensee, but subject to the approval of Licensor, Licensor shall use its good faith efforts to create or obtain and register one (1) or more New Marks in the name of Licensor or an Affiliate of Licensor for use in connection with the marketing, distribution and sale of Products.

         5.2 INFRINGEMENTS.

         (a) Licensee shall cooperate with Licensor in stopping infringements of the Licensed Marks and the New Marks, as a result of any agreement with a third party arising out of this Agreement, but solely Licensor shall have the right to prosecute such infringements, and to decide when and where to take action and which action to take, unless otherwise agreed in writing by both parties.

         (b) To this end, each party hereto shall promptly inform the other party of each such infringement of any Licensed Mark or New Mark by third parties in the Territory which comes to its knowledge. As between Licensor and Licensee, any and all revenues stemming from such actions to recover for infringements within the Territory shall be the sole property of Licensor.

         (c) Licensee covenants and agrees with Licensor that Licensee and its Affiliates shall not:

                  (i) permit the Licensed Marks or New Marks to suffer any liens, pledges, charges, security interests, encumbrances, title retention agreements, options, equities or restrictions of any kind whatsoever;

                  (ii) assign, transfer or convey any interest in the Licensed Mark or New Marks;

                  (iii) amend, modify, alter or change in any manner whatsoever, any Licensed Mark or New Mark;

                  (iv) combine in any manner any Licensed Mark or New Mark with any other trademark;

                  (v) register any Licensed Mark or New Mark in the name of Licensee or any of its Affiliates; or

                  (vi) use any Licensed Mark or New Mark, in whole or in part, as a corporate name, trade name or otherwise.

         5.3 COPYRIGHTS AND TRADE DRESS.

         (a) Licensee shall have the right to create containers, packaging and advertising for use in connection with the marketing, distribution and sale of Products, as well as bottles for fragrance Products which shall be unique. All such items shall be subject to the prior written approval of Licensor. Licensee covenants and agrees with Licensor that such trade dress shall not be confusingly similar to any other trade dress.

*Excised.

         (b) Any copyright which may be created in any packaging, bottle, label or the like designed under this Agreement shall be the property of Licensor. Licensee shall not, at any time, do or cause to be done any act or thing which may adversely affect any rights of Licensor in such packaging, bottles, labels and the like, including, without limitation, filing any application in its name to record any claims to copyrights in Products, and shall do all things reasonably required by Licensor to preserve and protect said rights, including, without limitation, placing the copyright notice specified by the Universal Copyright Convention or other applicable treaty or statute on all Products and the packaging, bottles and labels thereof, and executing any documents as Licensor may reasonably request transferring such copyrights to Licensor.

                                   ARTICLE VI

                                    ROYALTIES

         6.1 SALES ROYALTY. In consideration of the license granted hereunder, Licensee shall pay to Licensor the following royalties on all Net Sales (the "Sales Royalty"):

         (a) for Mass Market Products: _______* percent of Net Sales; and

         (b) for Prestige Products: _______* percent of Net Sales.

         6.2 MINIMUM ANNUAL ROYALTY. In consideration of the license granted hereunder, Licensee shall pay to Licensor for each Annual Period minimum annual royalties as set forth in SCHEDULE 6.2 ("Minimum Annual Royalties").

         6.3 PAYMENT OF ROYALTIES.

         (a) Payments required of Licensee hereunder shall be made to Licensor in United States Dollars. The Sales Royalty payable with respect to Net Sales in currencies other than United States Dollars during any quarterly accounting period shall be computed on the basis of the conversion rate of the applicable currencies into United States Dollars quoted in The Wall Street Journal as of the close of business on the last business day of the applicable quarter.

         (b) (i) With respect to the first Annual Period, the Minimum Annual Royalty shall be paid upon the execution and delivery of this Agreement, and the Sales Royalty shall be accounted for and paid quarterly, within forty five (45) days after the close of each of the last four (4) three-month periods (each a "quarter").

                  (ii) With respect to each subsequent Annual Period, the Sales Royalty hereunder shall be accounted for, and the Sales Royalty and/or Minimum Annual Royalty hereunder shall be paid, quarterly, within forty five (45) days after the close of each quarter of each Annual Period. The Minimum Annual Royalty shall be payable in four (4) equal installments.

                  (iii) The Sales Royalty payable for each quarter during each Annual Period shall be computed on the basis of Net Sales during the elapsed portion of the Annual Period, and credited against the Minimum Annual Royalties due.

*Excised.

         (c) The amount of Sales Royalty paid for any Annual Period in excess of the Minimum Annual Royalty required to be paid for any such Annual Period (the "Excess Royalty Payment"), shall be credited against

                  (i) the Minimum Annual Royalty due for the next Annual Period, solely to the extent that the Minimum Annual Royalty to be paid for such next Annual Period exceeds the Sales Royalty due for such next Annual Period; and

                  (ii) the Sales Royalty due for the Annual Period in which the Excess Royalty Payment is paid, solely to the extent the Minimum Annual Royalty paid for the immediately preceeding Annual Period exceeded the amount of the Sales Royalty due for such Annual Period (the "Shortfall Royaly Payment").

                                   ARTICLE VII

                           BOOKS, RECORDS AND REPORTS

         7.1 STATEMENTS.

         (a) Licensee shall deliver to Licensor at the time each Sales Royalty payment is due, a statement signed by Licensee indicating, by quarter Annual Period, (i) the aggregate invoice price of each category of Products shipped or sold during the period covered by such Sales Royalty payment; (ii) the aggregate amount of returns, of discounts and of allowances which properly may be deducted from gross sales, (iii) Net Sales of each Product category; and (iv) a computation of the amount of Sales Royalty payable hereunder for the quarter-annual period. Such statement shall be furnished to Licensor irrespective of the quantity of Products that have been sold during the period for which such statement is due.

         (b) Licensee shall deliver to Licensor, not later than ninety (90) days after the close of each Annual Period during the term of this Agreement (or portion thereof in the event of prior termination for any reason), a statement signed and certified as accurate by its chief financial officer relating to such Annual Period, setting forth the information required to be submitted by Licensee in accordance with ARTICLE 7.1(A) above and the aggregate amount expended by Licensee and its Distributors for Advertising during such Annual Period.

         7.2 BOOKS AND RECORDS. Licensee shall prepare and maintain complete and accurate books of account and records (specifically including, without limitation, the originals or copies of documents supporting entries in the books of account) covering all transactions arising out of or relating to this Agreement. Licensor and its duly authorized representatives shall have the right, exercisable not more than once every Annual Period during regular business hours, for the duration of this Agreement and for three (3) years thereafter, to audit said books of account and records and examine and make copies of all documents and material in the possession or under the control of Licensee with respect to the subject matter and the terms of this Agreement, including, without limitation, invoices, credits and shipping documents. All such books of account, records and documents shall be kept available by Licensee for three (3) years after the end of the Annual Period to which they relate.

*Excised.

         7.3 AUDITS. If Licensee's payment or aggregate of payments for any period covered by an audit of Licensee's books and records was less than the amount which should have been paid by a sum equal to ______* or more of the amount of payment(s) actually made with respect to such period, then Licensee shall reimburse Licensor for the cost of such audit, shall make all payments required to be made to eliminate any discrepancy revealed by said audit within thirty (30) days after Licensor's demand therefor.

         7.4 SURVIVAL. The provisions of and the rights and obligations of the parties under ARTICLE VII of this Agreement shall survive the expiration or termination hereof.

                                  ARTICLE VIII

                              TERM AND TERMINATION

         8.1 INITIAL TERM. The initial term hereof (the "Initial Term") shall commence on the Effective Date and, unless sooner terminated as hereinafter provided, shall continue for a period of seven (7) consecutive Annual Periods.

         8.2 RENEWAL TERMS. Licensee shall have the option to renew this Agreement for three (3) consecutive renewal terms, each consisting of two (2) consecutive Annual Periods (each a "Renewal Term"), after the expiration of the Initial Term, if:

         (a) Written notice of the election to exercise such option is given to Licensor not less than six (6) months prior to the expiration of the then current Term; and

         (b) Licensee is in compliance with all of the terms and conditions of this Agreement both at the time the option is exercised and on the last day of the then current Annual Period. In the event that Net Sales when actually determined, during the last year two years of the Initial Term are less than the applicable Minimum Sales Requirements for such years, Licensor shall have the right to terminate this Agreement on six (6) months written notice to Licensee, notwithstanding any prior renewal by Licensee.

         8.3 TERMINATION.

         (a) Without prejudice to any other rights Licensor may have, including but not limited to an action to recover damages, Licensor may terminate this Agreement, without liability, at any time upon notice to Licensee, if:

                  (i) Licensee fails to make any payment due hereunder, and such default remains uncured for ten (10) days after the effective date of such notice from Licensor; or

                  (ii) Licensee has failed to (A) fulfill any covenant or agreement on its part to be fulfilled within forty five (45) days after the effective date of notice of such failure from Licensor, or (B) cure a breach of this Agreement within forty five (45) days after the effective date of notice of such breach from Licensor; or

*Excised.

                  (iii) Net Sales for any Annual Period do not meet or exceed the Minimum Net Sales Requirements for such Annual Period; PROVIDED, HOWEVER, that Licensee shall have forty five (45) days after the effective date of such notice from Licensor to cure such deficiency by making a Sales Royalty payment to Licensor equal to such shortfall in the Minimum Net Sales Requirements as if such Net Sales had been made; or Licensee sells or otherwise disposes of substantially all of its business or assets to a third party, or control of Licensee is transferred.

                  (iv) Licensee sells or otherwise disposes of substantially all of its business or assets to a third party, or if control of Licensee is transferred.

         (b) If Licensee is adjudicated a bankrupt, or if a petition in bankruptcy is filed against Licensee, or if Licensee makes any assignment for the benefit of its creditors, or if Licensee commits any act of bankruptcy or takes the benefit of any insolvency law, or if a receiver is appointed for Licensee or substantially all of its assets or business, then this Agreement shall automatically terminate as of the earliest date on which any of the above events occurred without prejudice to any other rights which Licensor may have.

         8.4 RIGHTS ON EXPIRATION OR TERMINATION.

         (a) In the event of termination in accordance with ARTICLE 8.3(A) - (B) above, Licensee shall pay to Licensor all Sales Royalties and Minimum Annual Royalties then owing and all Sales Royalties thereafter becoming due. In addition, Licensee shall pay to Licensor, as liquidated damages for early termination of this Agreement and not as a penalty, a sum equal to the lesser of
(i) the next ______* quarterly Minimum Annual Royalty payments for all Products and (ii) the remaining Minimum Annual Royalty payments for all Products due Licensor over the balance of the Initial Term, after the date of termination (the "Termination Payment"). For Renewal Terms, the Termination Payment shall be the balance, if any, of the Minimum Annual Royalties for all Products due for such Renewal Term.

         (b) Upon the expiration or termination of this Agreement, Licensee shall promptly deliver to Licensor a complete and accurate schedule of Licensee's inventory of Products on hand, in process of manufacture and in transit, including without limitation, raw materials, bulk materials, ingredients, supplies and containers (the "Inventory"). Such schedule shall be prepared as of the close of business on the date of such expiration or termination and shall state Licensee's cost of each such item and its condition. Licensor thereupon shall have the option, exercisable by notice to Licensee within thirty (30) days after its receipt of the complete Inventory schedule in written form, to purchase any or all of the Inventory for an amount equal to Licensee's cost of the Inventory being purchased or its fair market value, whichever is lower. If such purchase option should be exercised by Licensor, then Licensee shall deliver to Licensor or its designee all of the Inventory purchased by Licensor within five (5) days after Licensor's said notice of exercise of its option. Licensor shall pay Licensee for such Inventory in cash or certified check upon delivery of such Inventory.

         (c) If this Agreement terminates pursuant to ARTICLE 8.3(B) hereof, then no assignee for the benefit of creditors, custodian, receiver, trustee in bankruptcy, sheriff or any other officer of the court or official charged with responsibility for taking custody of Licensee's assets or

*Excised.

business shall have any right to continue this Agreement. Nothing contained herein shall be deemed to preclude or impair any rights which Licensor may have as a creditor in any such bankruptcy or similar proceeding.

         (d) If this Agreement expires by its terms or is terminated, then Licensee shall be entitled, for an additional period of six (6) months only, to sell and dispose of its Inventory on a non-exclusive basis, provided that Licensor has not exercised its option to purchase all of the Inventory. All sales pursuant to this paragraph (other than to Licensor) shall be made subject to all of the provisions of this Agreement, including a quarterly accounting for and the payment of Sales Royalty thereon within forty five (45) days following the end of each three (3) month period during the six (6) month sell-off period.

         (e) Except as otherwise specifically provided to the contrary in this Agreement, on the expiration or termination of this Agreement, all of the rights of Licensee under this Agreement thereupon shall terminate forthwith and shall revert automatically to Licensor.

                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1 FORCE MAJEURE.

         (a) If the performance of any part of this Agreement by Licensee is prevented, or otherwise made impracticable by reason of any strike, flood, riot, fire, explosion, terrorist act, governmental action in response to or in contemplation of any terrorist act, war or any other casualty or cause beyond the control of Licensee, and which cannot be overcome by reasonable diligence and without unusual expense, Licensee shall be excused from such performance to the extent that it is necessarily prevented thereby, during the continuance of any such happening or event and for so long as such event shall continue to prevent such performance. This Agreement shall be deemed suspended so long as and to the extent that any such cause shall operate to prevent the performance by Licensee of its obligations.

         (b) Upon the occurrence of any such event Licensee shall, as soon as reasonably practicable thereafter, notify Licensor of the nature and extent of any such force majeure condition referred to in the preceding subparagraph and advise Licensor of the nature and extent thereof.

         9.2 CUMULATIVE RIGHTS. The rights and remedies granted in this Agreement are cumulative and not exclusive, and are in addition to any and all other rights and remedies granted and permitted under and pursuant to law.

         9.3 NO WAIVER. The failure of any of the parties hereto to enforce any provision hereof on any occasion shall not be deemed to be a waiver of any preceding or succeeding breach of such provision or any other provision.

         9.4 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto and no amendment, modification or waiver of any provision herein shall be effective unless in writing, executed by the party charged therewith.

*Excised.

         9.5 LIMITED RIGHT OF ASSIGNMENT. Except as set forth below, this Agreement may not be assigned by Licensee, and any such attempted assignment hereof shall be void and of no effect. Licensee shall have the to right assign its rights in and to, and to delegate its duties under this Agreement, solely to Jean Philippe Fragrances, LLC, a New York limited liability company, which is a wholly-owned subsidiary of Guarantor, and solely in respect of Mass Market Products. Guarantor consents to such assignment and delegation, and agrees that its guarantee of this Agreement shall apply to the obligations of Jean Philippe Fragrances, LLC as if Jean Philippe Fragrances, LLC were named as a licensee in the Agreement. Further, the form of assignment and delegation shall be subject to the approval of Licensor.

         9.6 ARTICLE HEADINGS. The article headings herein have been inserted for convenience of reference only, and shall in no way modify or restrict any of the terms or provisions hereof.

         9.7 GOVERNING LAW; CONSENT TO SERVICE OF PROCESS. This Agreement shall be construed, interpreted and enforced in accordance with and shall be governed by the laws of the state of New York without regard to the principles of conflicts of laws. Each party hereto hereby irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts sitting within the state of New York with regard to any and all actions or proceedings arising out of, or relating to, this Agreement, and agrees that service of process may be made in the manner for providing notice, as specified in ARTICLE 9.8 hereof.

         9.8      NOTICES.

         (a) Any notice or other communication under the provisions of this Agreement shall be in writing, and shall be given by postage prepaid, registered mail, return receipt requested, or by hand delivery with an acknowledgment copy requested, or by a reputable overnight delivery or courier service; all to be directed to the addresses set forth above, or to any new address of which any party hereto shall have informed the others by the giving of notice in the manner provided herein. Such notice or communication shall be effective, if sent by postage prepaid, registered mail, five (5) days after it is mailed; if sent by a reputable overnight delivery or courier service, two (2) days after properly forwarded; or by hand delivery, upon receipt.

         (b) The parties hereto agree to send copies of all notices under this Agreement by telecopier to the other party, but such notice by telecopier shall not relieve the sending party of the obligation to forward notice in accordance with the terms of ARTICLE 9.8(A) hereof.

         9.9 UNENFORCEABILITY; SEVERABILITY. If any provision of this Agreement is found to be void or unenforceable by a court of competent jurisdiction, then the remaining provisions of this Agreement, shall, nevertheless, be binding upon the parties with the same force and effect as though the unenforceable part had been severed and deleted.

         9.10 COUNTERPARTS. This Agreement may be executed in counterparts, all of which shall be deemed to be duplicate originals.

         9.11 NO THIRD PARTY RIGHTS. The representations, warranties and other terms and provisions of this Agreement are for the exclusive benefit of the parties hereto, and no other person shall have any right or claim against any party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any party.

*Excised.

         9.12 LIMITATION ON DAMAGES. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, UNDER NO CIRCUMSTANCES SHALL LICENSEE BE LIABLE TO LICENSOR FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF LICENSEE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM ANY PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS.

         9.13 RESOLUTION OF DRAFTING AMBIGUITIES. Each of the parties acknowledges that it was represented by counsel in connection with the preparation, execution and delivery of this Agreement, and that its counsel reviewed this Agreement and that any rule of construction under any applicable law to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

                                    ARTICLE X

                                    GUARANTEE

         10.1 GUARANTEE. In order to induce Licensor to enter into this Agreement, Guarantor irrevocably and unconditionally guarantees to Licensor the full, faithful and timely performance of all obligations of Licensee owed to Licensor under this Agreement, including, but not limited to, the payment of Sales Royalties and Minimum Annual Royalties. Guarantor acknowledges that Licensor would not enter into this Agreement in the absence of this Guaranty. The obligation of Guarantor under this guaranty is primary and unconditional and shall be enforceable against Guarantor before or after proceeding against Licensee, before or after the expiration or termination of this Agreement, and regardless of any insolvency on the part of Licensee. Notices given to Licensee under this Agreement shall be deemed to have been given to Guarantor in accordance with this Agreement.

*Excised.

         IN WITNESS WHEREOF, the parties hereto have executed this instrument the date first above written.

                                   Diane Von Furstenberg Studio, L.P.
                                   a Connecticut limited partnership

                                   By: DVF International SA, Inc.,
                                   General Partner

                                   By: /s/ Paula Sutter
                                       -----------------
                                   Paula Sutter, PRESIDENT


                                   INTER PARFUMS USA, LLC

                                   By: /s/ Russell Greenberg
                                       ----------------------
                                   Russell Greenberg, EXECUTIVE VICE PRESIDENT


                                   INTER PARFUMS, INC.

                                   By: /s/ Russell Greenberg
                                       ----------------------
                                   Russell Greenberg, EXECUTIVE VICE PRESIDENT


*Excised.

                                LIST OF SCHEDULES


Schedule 1.5 - Licensed Marks
Schedule 3.7 - Minimum Net Sales Requirements
Schedule 5.1 - Trademark Registration
Schedule 6.2 - Minimum Annual Royalties


*Excised.

                                  SCHEDULE 1.5
                                 LICENSED MARKS


PRESTIGE PRODUCTS:

         Diane Von Furstenberg

         DVF


MASS MARKET PRODUCTS:

         Tatiana

         Tatiana by Diane Von Furstenberg

         Volcan d'Amour

         Diane Von Furstenberg The Color Authority

         Tatiana Actives

                                  SCHEDULE 3.7
                       MINIMUM NET SALES REQUIREMENTS FOR
                              MASS MARKET PRODUCTS

                                  Initial Term
--------------------------------------------------------------------------------
Annual Period                            Minimum Net Sales Requirements
--------------------------------------------------------------------------------
First                                    *
--------------------------------------------------------------------------------
Second                                   *
--------------------------------------------------------------------------------
Third                                    *
--------------------------------------------------------------------------------
Fourth                                   *
--------------------------------------------------------------------------------
Fifth                                    *
--------------------------------------------------------------------------------
Sixth                                    *
--------------------------------------------------------------------------------
Seventh                                  *
--------------------------------------------------------------------------------

                           First Renewal Term, If Any
--------------------------------------------------------------------------------
Annual Period                            Minimum Net Sales Requirements
--------------------------------------------------------------------------------
First                                    *
--------------------------------------------------------------------------------
Second                                   *
--------------------------------------------------------------------------------


                           Second Renewal Term, If Any
--------------------------------------------------------------------------------
Annual Period                            Minimum Net Sales Requirements
--------------------------------------------------------------------------------
First                                    *
--------------------------------------------------------------------------------
Second                                   *
--------------------------------------------------------------------------------


                           Third Renewal Term, If Any
--------------------------------------------------------------------------------
Annual Period                            Minimum Net Sales Requirements
--------------------------------------------------------------------------------
First                                    *
--------------------------------------------------------------------------------
Second                                   *
--------------------------------------------------------------------------------


*Excised.

                       MINIMUM NET SALES REQUIREMENTS FOR
                                PRESTIGE PRODUCTS

                                  Initial Term
--------------------------------------------------------------------------------
Annual Period                            Minimum Net Sales Requirements
--------------------------------------------------------------------------------
First                                    *
--------------------------------------------------------------------------------
Second                                   *
--------------------------------------------------------------------------------
Third                                    *
--------------------------------------------------------------------------------
Fourth                                   *
--------------------------------------------------------------------------------
Fifth                                    *
--------------------------------------------------------------------------------
Sixth                                    *
--------------------------------------------------------------------------------
Seventh                                  *
--------------------------------------------------------------------------------

                           First Renewal Term, If Any
--------------------------------------------------------------------------------
Annual Period                            Minimum Net Sales Requirements
--------------------------------------------------------------------------------
First                                    *
--------------------------------------------------------------------------------
Second                                   *
--------------------------------------------------------------------------------


                           Second Renewal Term, If Any
--------------------------------------------------------------------------------
Annual Period                            Minimum Net Sales Requirements
--------------------------------------------------------------------------------
First                                    *
--------------------------------------------------------------------------------
Second                                   *
--------------------------------------------------------------------------------


                           Third Renewal Term, If Any
--------------------------------------------------------------------------------
Annual Period                            Minimum Net Sales Requirements
--------------------------------------------------------------------------------
First                                    *
--------------------------------------------------------------------------------
Second                                   *
--------------------------------------------------------------------------------


*Excised.

                                  SCHEDULE 5.1
                             TRADEMARK REGISTRATIONS



*Excised.

                                           Report Date: 5/31/2002       Page: 1

DIANE VON FURSTENBERG STUDIO - CLASS 3 STATUS REPORT


MARK:         AURASOURCE


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
4674          United States                           3, 5                                         DIANE VON FURSTENBERG STUDIO


MARK:         BEAUTEAS


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
1548          Liechtenstein                           003, 025, 030                                DIANE VON FURSTENBERG STUDIO


MARK:         DIANE DIANE VON FURSTENBERG (STYLIZED)


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
1561          Canada                                  3, 9, 14, 18, 25                             DIANE VON FURSTENBERG STUDIO
1562          European Union                          003, 018, 025                                DIANE VON FURSTENBERG STUDIO





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
75714137                5/16/1999                                                 7/ 3/2001                     Yes





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
                                         6833                     9/18/1985                                     No





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
869,162                 2/11/1998        TMA520,804               12/21/1999                                    No
740787                  2/ 6/1998                                                                               No

MARK:         DIANE VON FURSTENBERG (BLOCK LETTERS)


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
1476          Germany                                 003, 009, 014, 018, 025                      DIANE VON FURSTENBERG STUDIO
5976          United States                           3, 18                                        DIANE VON FURSTENBERG STUDIO


MARK:         DIANE VON FURSTENBERG (BLOCK)


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
6703          China (People's Republic Of)            3                                            DIANE VON FURSTENBERG STUDIO
6855          Malaysia                                3                                            DIANE VON FURSTENBERG STUDIO


MARK:         DIANE VON FURSTENBERG (IN CHINESE CHARACTERS)


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
6722          China (People's Republic Of)            3                                            DIANE VON FURSTENBERG STUDIO


MARK:         DIANE VON FURSTENBERG (SIGNATURE)





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
D30032/3WZ              1/17/1976        1,000,441                4/10/1980                                     No
76169721                11/22/2000                                                11/27/2001                    Yes





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
3029270                 12/ 3/2001                                                                              No
2002/01227              2/ 4/2002                                                                               No





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
3029214                 12/ 3/2001                                                                              No

ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
1315          Argentina                               3                                            DIANE VON FURSTENBERG STUDIO
1318          Australia                               3                                            DIANE VON FURSTENBERG STUDIO
1317          Austria                                 003, 009, 014, 018, 024, 025                 DIANE VON FURSTENBERG STUDIO
1324          Benelux                                 003, 009, 014, 018, 024, 025                 DIANE VON FURSTENBERG STUDIO
1329          Brazil                                  3                                            DIANE VON FURSTENBERG STUDIO
1338          Denmark                                 003, 009, 014, 018, 024, 025                 DIANE VON FURSTENBERG STUDIO
1340          European Union                          003, 009, 014, 018, 024, 025                 DIANE VON FURSTENBERG STUDIO
1341          Finland                                 003, 025                                     DIANE VON FURSTENBERG STUDIO
1342          France                                  003, 009, 014, 018, 024, 025                 DIANE VON FURSTENBERG STUDIO
1352          Indonesia                               3                                            DIANE VON FURSTENBERG STUDIO
1355          Ireland                                 003, 009, 014, 018, 024, 025                 DIANE VON FURSTENBERG STUDIO
1357          Italy                                   3, 9, 14, 18, 24, 25                         DIANE VON FURSTENBERG STUDIO
1361          Japan                                   3                                            DIANE VON FURSTENBERG STUDIO
1364          Lebanon                                 003, 5, 21                                   DIANE VON FURSTENBERG STUDIO
1365          Liechtenstein                           003, 009, 014, 018, 024, 025                 DIANE VON FURSTENBERG STUDIO
1371          Netherlands Antilles                    3, 25                                        DIANE VON FURSTENBERG STUDIO
1372          Norway                                  003, 009, 014, 018, 020, 024                 DIANE VON FURSTENBERG STUDIO
1388          South Korea                             3                                            DIANE VON FURSTENBERG STUDIO
1392          Spain                                   3                                            DIANE VON FURSTENBERG STUDIO
1397          Sweden                                  003, 009, 014, 018, 024                      DIANE VON FURSTENBERG STUDIO
1398          Switzerland                             003, 009, 014, 018, 024, 025                 DIANE VON FURSTENBERG STUDIO





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
                                         1747495                  8/ 3/1999                                     No
292374                  11/21/1975       A292374                  11/21/1975                                    No
                        12/ 1/1975       82963                    6/23/1976                                     No
                        12/ 8/1975       336,748                  3/10/1976                                     No
812970780               11/18/1986       812970780                11/29/1988                                    No
                                         1460/1977                4/15/1977                                     No
000726323               2/23/1998                                                                               No
R-5153/90               12/ 5/1980       75481                    11/ 7/1990                                    No
321.661                 11/27/1991       1,708,246                11/27/1991                                    No
3629/91                 12/29/1980       284555                   12/17/1992                                    No
1019/79                 5/ 4/1976        90175                    5/ 4/1976                                     No
RM96C002845             6/24/1996        757489                   6/24/1996                                     No
63-143262               12/21/1988       2,567,472                8/31/1993                                     No
                                         40555                    6/11/1981                                     No
                                         5197                     1/12/1976                                     No
                        2/ 5/1982        12304                    2/ 5/1982                                     No
124114                  12/ 3/1975       100995                   10/12/1978                                    No
2045/1990               9/ 7/1990        75,753                   2/13/1990                                     No
807888                  1/14/1976        807.888                  1/20/1979                                     No
76-588                  1/19/1976        200817                   4/18/1986                                     No
5786                    12/ 4/1975       407.817                  3/17/1993                                     No

1336          Taiwan                                  3                                            DIANE VON FURSTENBERG STUDIO
1401          United Kingdom                          3                                            DIANE VON FURSTENBERG STUDIO


MARK:         DIANE VON FURSTENBERG THE COLOR AUTHORITY (STYLIZED)


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
1239          Argentina                               3                                            DIANE VON FURSTENBERG STUDIO
1243          Italy                                   003, 021                                     DIANE VON FURSTENBERG STUDIO


MARK:         DIANE VON FURSTENBERG THE COLOR AUTHORITY (WORD MARK)


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
1253          European Union                          3, 24                                        DIANE VON FURSTENBERG STUDIO
5070          Taiwan                                  3                                            DIANE VON FURSTENBERG STUDIO


MARK:         DVF (GEOMETRIC DESIGN)


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
6888          Australia                               3, 25                                        DIANE VON FURSTENBERG STUDIO




(68)16789               9/ 8/1979        131439                   4/16/1980                                     No
                                         1056842                  12/29/1975                                    No





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
1,959,745               2/ 3/1995        1.743.479                7/ 6/1999                                     No
33202 C/82              3/ 3/1982        413,343                  3/10/1986                                     No





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
111690                  4/ 1/1996                                                                               No
87(5077)                2/ 9/1998        872917                   4/16/1980                                     No





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
901598                  1/29/2002                                                                               No

6697          China (People's Republic Of)            3                                            DIANE VON FURSTENBERG STUDIO
6911          New Zealand                             3                                            DIANE VON FURSTENBERG STUDIO
7014          Philippines                             3, 25                                        DIANE VON FURSTENBERG STUDIO
6913          Singapore                               3                                            DIANE VON FURSTENBERG STUDIO


MARK:         DVF SCRIPT


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
1256          Australia                               3                                            DIANE VON FURSTENBERG STUDIO
1260          Canada                                  3, 18, 25                                    DIANE VON FURSTENBERG STUDIO
1268          European Union                          3, 9, 14, 18, 24, 25                         DIANE VON FURSTENBERG STUDIO
1274          Indonesia                               3, 21                                        DIANE VON FURSTENBERG STUDIO
1278          Japan                                   3                                            DIANE VON FURSTENBERG STUDIO
1301          Switzerland                             003, 009, 014, 018, 024, 025                 DIANE VON FURSTENBERG STUDIO
1307          Venezuela                               3                                            DIANE VON FURSTENBERG STUDIO


MARK:         PRINCESS DIANE


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
1453          Austria                                 003, 009, 014, 018, 024, 025                 DIANE VON FURSTENBERG STUDIO





3029274                 12/ 3/2001                                                                              No
652794                  2/21/2002                                                                               No
                                                                                                                No
TO2/03858A              3/19/2002                                                                               No





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
357057                  2/25/1981        357,057                  2/25/1981                                     No
460,758                 10/29/1980       268,904                  5/14/1982                                     No
726.331                 2/23/1998        726.331                  2/23/1998                                     No
5846/91                 3/19/1981        286274                   6/27/1981                                     No
54-64057                8/27/1979        1,709,137                8/28/1984                                     No
6477                    12/18/1980       309.851                  8/31/1984                                     No
11.465/81               12/30/1981       113.742-F                9/17/1985                                     No





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
AM2213/82               7/27/1982        101429                   12/21/1981                                    No

1461          United States                           003, 009, 014, 018, 021, 024, 025            DIANE VON FURSTENBERG STUDIO


MARK:         PRINCESS DIANE VON FURSTENBERG


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
1540          Switzerland                             003, 009, 014, 018, 024, 025                 DIANE VON FURSTENBERG STUDIO


MARK:         SURROUNDINGS


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
1570          Australia                               3                                            DIANE VON FURSTENBERG STUDIO
1571          Benelux                                 3                                            DIANE VON FURSTENBERG STUDIO
1575          China (People's Republic Of)            3                                            DIANE VON FURSTENBERG STUDIO
1578          Czech Republic                          3                                            DIANE VON FURSTENBERG STUDIO
1584          Italy                                   3                                            DIANE VON FURSTENBERG STUDIO
6352          Mexico                                  3                                            DIANE VON FURSTENBERG STUDIO
1602          Sweden                                  3                                            DIANE VON FURSTENBERG STUDIO


MARK:         SURROUNDINGS & DESIGN





383319                  9/ 2/1982        1387179                  3/25/1986                                     No





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
2126                    4/ 5/1982        328 988                  3/16/1984                                     No





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
A557,546                6/12/1991        A557,546                 3/11/1993                                     No
765,340                 6/18/1991        499,350                  3/ 3/1992                                     No
94026304                3/31/1994        884557                   10/21/1996                                    No
64260                   10/18/1991       174,102                  11/18/1993                                    No
RM91C002343             6/27/1991        613073                   12/29/1993                                    No
119206                  7/31/1991        406593                   2/21/1992                                     No
91-05465                6/19/1991        236,041                  6/ 5/1992                                     No

ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
1623          China (People's Republic Of)            3                                            DIANE VON FURSTENBERG STUDIO
1624          Mexico                                  3                                            DIANE VON FURSTENBERG STUDIO


MARK:         SURROUNDINGS & 'S' DESIGN


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
1620          United Kingdom                          3                                            DIANE VON FURSTENBERG STUDIO


MARK:         SURROUNDINGS WITH KATAKANA


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
1619          Japan                                   3                                            DIANE VON FURSTENBERG STUDIO


MARK:         TATIANA


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
1491          Argentina                               3                                            DIANE VON FURSTENBERG STUDIO





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
94030260                4/11/1994        794242                   11/28/1995                                    No
201540                  6/ 8/1994        555936                   7/ 8/1997                                     No





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
1,552,503               11/ 3/1993       1,552,503                11/ 3/1993                                    No





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
65876/1991              6/26/1991        2,562,012                7/30/1993                                     No





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
2170520                 8/20/1998        1762201                  11/16/1999                                    No

1492          Australia                               3                                            DIANE VON FURSTENBERG STUDIO
1496          Canada                                  3                                            DIANE VON FURSTENBERG STUDIO
1499          China (People's Republic Of)            3                                            DIANE VON FURSTENBERG STUDIO
1502          Colombia                                3                                            DIANE VON FURSTENBERG STUDIO
1630          Dominican Republic                      3                                            D.V.F. INC.
1631          Egypt                                   3                                            DIANE VON FURSTENBERG STUDIO
1632          El Salvador                             3                                            DIANE VON FURSTENBERG STUDIO
1505          European Union                          3                                            DIANE VON FURSTENBERG STUDIO
1511          Iceland                                 3                                            DIANE VON FURSTENBERG STUDIO
1512          Indonesia                               3                                            DIANE VON FURSTENBERG STUDIO
1514          Israel                                  3                                            DIANE VON FURSTENBERG STUDIO
1634          Italy                                   3                                            D.V.F. INC.
1635          Japan                                   3                                            DIANE VON FURSTENBERG STUDIO
1515          Jordan                                  3                                            DIANE VON FURSTENBERG STUDIO
1522          New Zealand                             3                                            DIANE VON FURSTENBERG STUDIO
1636          Panama                                  3                                            D.V.F. INC.
1524          Paraguay                                3                                            DIANE VON FURSTENBERG STUDIO
1525          Philippines                             3                                            DIANE VON FURSTENBERG STUDIO
1527          South Africa                            3                                            DIANE VON FURSTENBERG STUDIO
1529          South Korea                             3                                            DIANE VON FURSTENBERG STUDIO
1637          Venezuela                               3                                            D.V.F. INC.
1638          Venezuela                               3                                            D.V.F. INC.





354,762                 12/17/1980       354,762                  5/17/1984                                     No
388,441                 8/ 5/1975        218,131                  12/31/1976                                    No
94 012 737              2/15/1994        880,293                  10/14/1996                                    No
96/016.591              4/ 8/1996                                                                               No
                                         41062                    9/15/1986                                     No
59097                   6/ 3/1981        59097                    7/ 9/1986                                     No
                        4/ 3/1981        93 BOOK 98               3/10/1983                                     No
000726349               2/23/1998        726.349                  2/23/1998                                     No
558/1984                11/11/1984       258/1985                 5/ 6/1985                                     No
3630/91                 12/29/1980       284556                   12/17/1992                                    No
55,946                  3/15/1983        55,946                   8/14/1986                                     No
MI97C003544             4/18/1997        3789764                  9/ 2/1999                                     No
22115/77                4/ 4/1977        1,461,820                5/30/1981                                     No
19958                   5/10/1982        19958                    5/10/1982                                     No
135,517                 12/22/1980       B135,517                 4/22/1985                                     No
                                         033337                   11/30/1983                                    No
7324                    7/ 2/1992        158,053                  10/20/1992                                    No
102621-PN               9/13/1995        4-1995-104865            3/22/2000                                     No
81/1796                 3/20/1981        81/1796                  3/20/1981                                     No
17709/1988              8/ 8/1988        185,537                  12/16/1989                                    No
13462                   12/27/1984       126,710                  1/16/1987                                     No
93.846                  5/19/1977        93.846-F                 2/22/1980                                     No

MARK:         THE COLOR AUTHORITY


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
1625          Puerto Rico                             3                                            DIANE VON FURSTENBERG STUDIO


MARK:         VOLCAN D'AMOUR


ID            COUNTRY                                 INTL CLASSES                                 REG. OWNER
--            -------                                 ------------                                 ----------
1640          Canada                                  3                                            D.V.F. INC.
1641          Egypt                                   3                                            DIANE VON FURSTENBERG STUDIO
6224          European Union                          3                                            DIANE VON FURSTENBERG STUDIO
6139          United States                           3                                            DIANE VON FURSTENBERG STUDIO





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
                        11/ 9/1994       35,449                   1/30/1996                                     No





APP. #                  APP. DT          REG. #                   REG. DT         ALLOW. DT        ITU
------                  -------          ------                   -------         ---------        ---
460,760                 10/29/1980       TMA279,116               4/29/1983                                     No
59099                   6/ 3/1981        59099                    12/31/1985                                    No
2096691                 2/21/2001                                                                               No
76193691                1/16/2001                                                                               Yes

                                  SCHEDULE 6.2
                          MINIMUM ANNUAL ROYALTIES FOR
                              MASS MARKET PRODUCTS

                                  Initial Term
--------------------------------------------------------------------------------
Annual Period                            Minimum Annual Royalties
--------------------------------------------------------------------------------
First                                    *
--------------------------------------------------------------------------------
Second                                   *
--------------------------------------------------------------------------------
Third                                    *
--------------------------------------------------------------------------------
Fourth                                   *
--------------------------------------------------------------------------------
Fifth                                    *
--------------------------------------------------------------------------------
Sixth                                    *
--------------------------------------------------------------------------------
Seventh                                  *
--------------------------------------------------------------------------------

                           First Renewal Term, If Any
--------------------------------------------------------------------------------
Annual Period                            Minimum Annual Royalties
--------------------------------------------------------------------------------
First                                    *
--------------------------------------------------------------------------------
Second                                   *
--------------------------------------------------------------------------------


                           Second Renewal Term, If Any
--------------------------------------------------------------------------------
Annual Period                            Minimum Annual Royalties
--------------------------------------------------------------------------------
First                                    *
--------------------------------------------------------------------------------
Second                                   *
--------------------------------------------------------------------------------


                           Third Renewal Term, If Any
--------------------------------------------------------------------------------
Annual Period                            Minimum Annual Royalties
--------------------------------------------------------------------------------
First                                    *
--------------------------------------------------------------------------------
Second                                   *
--------------------------------------------------------------------------------



*Excised.

                          MINIMUM ANNUAL ROYALTIES FOR
                                PRESTIGE PRODUCTS

                                  Initial Term
--------------------------------------------------------------------------------
Annual Period                            Minimum Annual Royalties
--------------------------------------------------------------------------------
First                                    *
--------------------------------------------------------------------------------
Second                                   *
--------------------------------------------------------------------------------
Third                                    *
--------------------------------------------------------------------------------
Fourth                                   *
--------------------------------------------------------------------------------
Fifth                                    *
--------------------------------------------------------------------------------
Sixth                                    *
--------------------------------------------------------------------------------
Seventh                                  *
--------------------------------------------------------------------------------

                           First Renewal Term, If Any
--------------------------------------------------------------------------------
Annual Period                            Minimum Annual Royalties
--------------------------------------------------------------------------------
First                                    *
--------------------------------------------------------------------------------
Second                                   *
--------------------------------------------------------------------------------

                           Second Renewal Term, If Any
--------------------------------------------------------------------------------
Annual Period                            Minimum Annual Royalties
--------------------------------------------------------------------------------
First                                    *
--------------------------------------------------------------------------------
Second                                   *
--------------------------------------------------------------------------------


                           Third Renewal Term, If Any
--------------------------------------------------------------------------------
Annual Period                            Minimum Annual Royalties
--------------------------------------------------------------------------------
First                                    *
--------------------------------------------------------------------------------
Second                                   *
--------------------------------------------------------------------------------



*Excised.